UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8‑K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 29, 2018

Centric Brands Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0‑18926	11‑2928178
(Commission File Number)	(IRS Employer Identification No.)

350 5th Avenue, 6th Floor, New York, New York	10118
(Address of Principal Executive Offices)	(Zip Code)

(646) 582‑6000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CTRC	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

This Amendment No. 1 on Form 8‑K/A (“Amendment No. 1”) amends the Current Report on Form 8‑K of Centric Brands Inc. (formerly, Differential Brands Group Inc.) (the “Company”) filed with the Securities and Exchange Commission on November 2, 2018 (the “Initial Form 8‑K”), which described, among other matters, the Company’s completed acquisition (the “Acquisition”) of a significant part of Global Brands Group Holding Limited’s (“GBG”) and its subsidiaries’ North American business, including the wholesale, retail and e-commerce operations, comprising all of their North American kids business, all of their North American accessories business and a majority of their West Coast and Canadian fashion businesses (collectively, the “Business”) for approximately $1.18 billion in cash.  The Company completed the Acquisition pursuant to the Purchase and Sale Agreement (the “Purchase Agreement”), dated as of June 27, 2018, by and among the Company, GBG and GBG USA Inc., a wholly owned subsidiary of GBG (“GBG USA”) (the “Transaction”).

As indicated in the Initial Form 8‑K, this Amendment No. 1 amends and supplements the Initial Form 8‑K to include the combined financial statements of the Business and the unaudited pro forma condensed combined financial information required by Item 9.01(a) and Item 9.01(b) of Form 8‑K in connection with the Acquisition.  No other amendments to the Initial Form 8‑K are being made by this Amendment No. 1.

Item 9.01        Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

The combined financial statements of the Business as of October 28, 2018 and December 31, 2017 are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b)	Pro Forma financial information.

The unaudited pro forma condensed combined financial statements and explanatory notes of the Company for the fiscal year ended December 31, 2017 and the nine months ended September 30, 2018 are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(d)	Exhibits.
23.1	Consent of CohnReznick LLP

99.1	Combined financial statements of the Business as of October 28, 2018 and December 31, 2017.

99.2	Unaudited pro forma condensed combined financial statements of the Company as of and for the fiscal year ended December 31, 2017 and the nine months ended September 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTRIC BRANDS INC.

Date: May 15, 2019	By:	/s/ Anurup Pruthi
Anurup Pruthi
Chief Financial Officer